Note 22 - Financial Instruments - Changes in Fair Value of the Net Mortgage Derivative Assets and Liabilities (Details) - Mortgage-related Derivatives [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Balance	$ 3,677	$ 6,949
Settlements	(17,989)	(31,919)
Realized gains recorded in earnings	14,312	24,970
Unrealized gains recorded in earnings	3,329	3,677
Balance	$ 3,329	$ 3,677